PRUDENTIAL MUNICIPAL       PROXY  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
SERIES FUND                       OF TRUSTEES
(ARIZONA SERIES)                  The  undersigned hereby appoints S. Jane Rose,
ONE SEAPORT PLAZA                 Deborah A. Docs and  Grace Torres as  Proxies,
NEW YORK, NEW YORK 10292          each  with  the  power  of  substitution,  and
                                  hereby authorizes  each of  them to  represent
                                  and  to  vote,  as designated  below,  all the
                                  shares   of   beneficial   interest   of   the
                                  Prudential   Municipal  Series  Fund  (Arizona
                                  Series) held of record by the undersigned on August 11, 1995 at the Special Meeting of
                                  Shareholders to be held on October 16, 1995, or any adjournment thereof.

THE TRUSTEES RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSAL.
1.    Approval of the Agreement and Plan of Reorganization
      / /   APPROVE
      / /   DISAPPROVE
      / /   ABSTAIN
2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

                                                                          (OVER)

(CONTINUED FROM OTHER SIDE)
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DESCRIBED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.

                                    When   signing   as   attorney,    executor,
                                    administrator,  trustee or  guardian, please
                                    give full title as  such. If a  corporation,
                                    please   sign  in  full  corporate  name  by
                                    president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated ------------------------------------ , 1995

                              ----------------------------------------------
                              Signature
                              ----------------------------------------------
                              Signature if held jointly

PRUDENTIAL MUNICIPAL       PROXY  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
SERIES FUND                       OF TRUSTEES
(GEORGIA SERIES)                  The  undersigned hereby appoints S. Jane Rose,
ONE SEAPORT PLAZA                 Deborah A. Docs and  Grace Torres as  Proxies,
NEW YORK, NEW YORK 10292          each  with  the  power  of  substitution,  and
                                  hereby authorizes  each of  them to  represent
                                  and  to  vote,  as designated  below,  all the
                                  shares   of   beneficial   interest   of   the
                                  Prudential   Municipal  Series  Fund  (Georgia
                                  Series) held of record by the undersigned on August 11, 1995 at the Special Meeting of
                                  Shareholders to be held on October 16, 1995, or any adjournment thereof.

THE TRUSTEES RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSAL.
1.    Approval of the Agreement and Plan of Reorganization
      / /   APPROVE
      / /   DISAPPROVE
      / /   ABSTAIN
2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

                                                                          (OVER)

(CONTINUED FROM OTHER SIDE)
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DESCRIBED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.

                                    When   signing   as   attorney,    executor,
                                    administrator,  trustee or  guardian, please
                                    give full title as  such. If a  corporation,
                                    please   sign  in  full  corporate  name  by
                                    president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated ------------------------------------ , 1995

                              ----------------------------------------------
                              Signature
                              ----------------------------------------------
                              Signature if held jointly

PRUDENTIAL MUNICIPAL       PROXY  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
SERIES FUND                       OF TRUSTEES
(MINNESOTA SERIES)                The  undersigned hereby appoints S. Jane Rose,
ONE SEAPORT PLAZA                 Deborah A. Docs and  Grace Torres as  Proxies,
NEW YORK, NEW YORK 10292          each  with  the  power  of  substitution,  and
                                  hereby authorizes  each of  them to  represent
                                  and  to  vote,  as designated  below,  all the
                                  shares   of   beneficial   interest   of   the
                                  Prudential  Municipal  Series  Fund (Minnesota
                                  Series) held of record by the undersigned on August 11, 1995 at the Special Meeting of
                                  Shareholders to be held on October 16, 1995, or any adjournment thereof.

THE TRUSTEES RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSAL.
1.    Approval of the Agreement and Plan of Reorganization
      / /   APPROVE
      / /   DISAPPROVE
      / /   ABSTAIN
2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

                                                                          (OVER)

(CONTINUED FROM OTHER SIDE)
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DESCRIBED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.

                                     When   signing   as   attorney,   executor,
                                     administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                               Dated ------------------------------------ , 1995

                               ----------------------------------------------
                               Signature
                               ----------------------------------------------
                               Signature if held jointly